Unaudited Supplemental Pro Forma Financial Information Combined Results of Acquisition Operations of Sony and Sony Ericsson (Detail) (Sony and Sony Ericsson, JPY ¥)
In Millions, except Per Share data, unless otherwise specified
12 Months Ended
Mar. 31, 2012
Sony and Sony Ericsson
Business Acquisition [Line Items]
Net sales	¥ 5,941,131
Operating income (loss)	(187,725)
Net loss attributable to Sony Corporation's stockholders	¥ (654,833)
Basic EPS	¥ (652.50)
Diluted EPS	¥ (652.50)